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                                                                    EXHIBIT 23.3
                                                                    ------------

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in the Post-Effective Amendment No. 1 on Form S-8 to Form S-4 (Commission File No. 333-56475) and related Prospectus of Sterling Commerce, Inc. of our report dated January 22, 1998 included in XcelleNet, Inc.'s Form 10-K for the year ended December 31, 1997, and to all references to our firm in this registration statement.


                                    /s/ Arthur Andersen LLP




Atlanta, Georgia
July 20, 1998